===============================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 20, 2000
                        (Date of earliest event reported)




                            BELL ATLANTIC CORPORATION
                         (D/B/A VERIZON COMMUNICATIONS)
             (Exact name of registrant as specified in its charter)




          Delaware                        1-8606                23-2259884
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)


  1095 Avenue of the Americas,
        New York, New York                                         10036
(Address of principal executive                                  (Zip Code)
            offices)


       Registrant's telephone number, including area code: (212) 395-2121


                                 Not applicable
          (Former name or former address, if changed since last report)

================================================================================

Item 5. Other Events

Attached as Exhibit 99.1 is a press release issued by Verizon Communications on August 21, 2000, announcing a tentative agreement on new three-year contracts with the International Brotherhood of Electrical Workers and the Communications Workers of America in New York and New England. The proposed contracts cover more than 50,000 union-represented employees in New York and the New England states.

Attached as Exhibit 99.2 is a press release issued by Verizon Communications on August 23, 2000, announcing a tentative agreement on a new three-year contract with the Communications Workers of America in the Mid-Atlantic region. The proposed contract covers more than 35,000 employees in Delaware, Maryland, New Jersey, Pennsylvania, Virginia, West Virginia and Washington, D.C.

Attached as Exhibit 99.3 is a press release issued by Verizon Wireless on August 20, 2000, announcing "neutrality and card check recognition" agreements with the International Brotherhood of Electrical Workers and the Communications Workers of America applicable to Verizon Wireless employees in certain markets.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1 Press Release, dated August 21, 2000, issued by Verizon
                 Communications.

            99.2 Press Release, dated August 23, 2000, issued by Verizon
                 Communications.

            99.3 Press Release, dated August 20, 2000, issued by Verizon
                 Wireless.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               Bell Atlantic Corporation
                                         --------------------------------------
                                                     (Registrant)

Date: August 28, 2000                             /s/ Marianne Drost
      ---------------                    --------------------------------------
                                                       Marianne Drost
                                         Senior Vice President, Deputy General
                                                      Counsel and
                                                  Corporate Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
--------     -----------

99.1         Press release, dated August 21, 2000, issued by Verizon
             Communications.

99.2         Press release, dated August 23, 2000, issued by Verizon
             Communications.

99.3         Press release, dated August 20, 2000, issued by Verizon Wireless.